**UNITED STATES BANKRUPTCY COURT**
**DISTRICT OF DELAWARE**

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) Case No. 17-12913 (KJC)
Debtor Reporting Period: June 1, 2018 – June 30, 2018

## MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached |
|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | Yes | |
| Schedule of Debtor Bank Account Balances | MOR-1b | Yes | |
| Schedule of Professional Fees and Expenses Paid | MOR-1c | Yes | |
| Copies of bank statements | | Available to the U.S. Trustee upon request. | |
| Cash disbursements journals | | Available to the U.S. Trustee upon request. | |
| Statement of Operations | MOR-2 | Yes | |
| Balance Sheet | MOR-3 | Yes | |
| Summary of unpaid post-petition debts | MOR-4 | Yes | |
| Accounts Receivable Aging | MOR-5 | Yes | |
| Debtor Questionnaire | MOR-5 | Yes | |

**I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.**

*/s/ Matthew English*
Signature of Authorized Individual*

7/13/18
Date

Matthew English
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

| | |
|---|---|
| In re:<br><br>Dex Liquidating Co. (f/k/a Dextera Surgical Inc.,[1]<br><br>Debtor. | Chapter 11<br><br>Case No. 17-12913 (KJC) |

**CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT RECONCILIATIONS AND COMPLIANCE AND PAYMENT OF POST-PETITION TAXES**

I, Matthew English, Chief Restructuring Officer of Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) (the "Debtor"), hereby certify as follows:

1. Attached to MOR-1 is a listing of the Debtor's bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtor's ordinary course accounting practices and, together with the Debtor's bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2. The bank account for Dextera GmbH, the German subsidiary of Dex Liquidating Co., is reconciled by our bookkeeper in Germany and appropriate journal entries are made monthly in the USA books and records for wind-down expense transactions and currency exchange. As the German entity will be wound down under German law over the next year, going forward, Dex Liquidating Co. will be required to keep a minimum 25,000 EUR balance to satisfy German law until the wind-down and liquidation is complete. Disbursements from the Dextera GmbH bank account include post-petition payments and transfers related to Dex Liquidating Co.'s international operations, including monthly administrative service invoices for the period from the petition date to June 30, 2018. These disbursements have been done for the benefit of the bankruptcy estate and either maximized the value of the Debtor's assets (e.g., A/R collections directly to the Debtor), minimized potential future liabilities (e.g., mitigated indemnification escrow claims), or were required to fulfill bankruptcy and/or SEC reporting requirements.

3. To the best of my knowledge and belief, as of the date of this filing, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

*/s/ Matthew English*
Matthew English
Chief Restructuring Officer

7/13/18
Date

1 The last four digits of the Debtor's federal tax identification number are 7832. The Debtor's address is 7 West 41st Avenue, #245, San Mateo, CA 94403.

**UNITED STATES BANKRUPTCY COURT**
**DISTRICT OF DELAWARE**

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) Case No. 17-12913 (KJC)
Debtor Reporting Period: June 1, 2018 – June 30, 2018

## General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtor's good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtor completes its analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtor cautions readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Stock-Based Compensation: The Debtor did not record stock based compensation expenses after September 31, 2017.

Inventory: The Debtor's accounting policy is to record inventory at the lower of cost or market on a first-in, first-out basis. The company, on a quarterly basis, performs an impairment analysis and adjusts its inventory as required. The company did not perform this analysis after September 31, 2017.

Balance Sheet: Liabilities on the balance sheet do not include additional insurance obligations, additional legal and administrative bankruptcy expenses and other expenses related to corporate dissolution.

Warrant Liabilities: The final actual warrant liability, if any, as of the end of this MOR period or any subsequent date is subject to the specific terms of the respective warrants and the determination of the bankruptcy court.

**MOR-1: Schedule of Cash Receipts and Disbursements**
(See attached)

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc. ) Case No. 17-12913 (KJC)

Debtor

Reporting Period: June 1, 2018 – June 30, 2018

## SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

| | BANK ACCOUNTS | CURRENT MONTH | | CUMULATIVE FILING TO DATE | |
|---|---|---|---|---|---|
| | AGGREGATE | ACTUAL | PROJECTED | ACTUAL | PROJECTED |
| CASH BEGINNING OF MONTH | $7,049,692 | $7,049,692 | | $1,375,484 | |
| **RECEIPTS** | | | | | |
| CASH SALES | | | | | |
| ACCOUNTS RECEIVABLE | $10,000 | $10,000 | | $791,797 | |
| REFUNDS | $0 | $0 | | $96,652 | |
| SALE OF ASSETS | $0 | $0 | | $0 | |
| ROYALTY PAYMENT AND OTHER | $1 | $1 | | $219,421 | |
| TRANSFERS (FROM DIP ACCTS) | $0 | $0 | | $900,000 | |
| NET PAYROLL AND TAXES | $0 | $0 | | $14,245 | |
| RELEASE OF CD COLLATERAL FOR LEASE | $0 | $0 | | $100,312 | |
| ASSET PURCHASE PAYMENT | $0 | $0 | | $13,663,815 | |
| ADJUSTMENT (Note 3) | $39,876 | $39,876 | | $39,876 | |
| TRUE-UP TO ADD OTHER BANK ACCOUNT BALANCES TO MOR (Note 4) | $78,843 | $78,843 | | $78,843 | |
| TOTAL RECEIPTS | **$128,720** | **$128,720** | | **$15,904,962** | |
| **DISBURSEMENTS** | | | | | |
| NET PAYROLL AND TAXES | $30,461 | $30,461 | | $2,195,894 | |
| PAYROLL TAXES | $0 | $0 | | $0 | |
| SALES, USE, VAT, & OTHER TAXES | $15,425 | $15,425 | | $51,410 | |
| INVENTORY PURCHASES | $0 | $0 | | $453,081 | |
| SECURED/ RENTAL/ LEASES | $0 | $0 | | $0 | |
| INSURANCE | $0 | $0 | | $399,762 | |
| ADMINISTRATIVE (Note 2) | $135,463 | $135,463 | | $690,367 | |
| SELLING | $0 | $0 | | $0 | |

| | BANK ACCOUNTS | CURRENT MONTH | | CUMULATIVE FILING TO DATE | |
|---|---|---|---|---|---|
| | AGGREGATE | ACTUAL | PROJECTED | ACTUAL | PROJECTED |
| ADJUSTMENT (Note 3) | | $0 | | $300,604 | |
| R & D | $0 | $0 | | $91,124 | |
| SALES AND MARKETING | $0 | $0 | | $46,261 | |
| TRANSFERS (TO DIP ACCTS) | $0 | $0 | | $0 | |
| LOAN PRINCIPAL, FEES INTEREST PAYMENT TO CMI | $0 | $0 | | $4,054,413 | |
| PROFESSIONAL FEES | $249,286 | $249,286 | | $1,145,748 | |
| JMP INVESTMENT BANKER FEE | $0 | $0 | | $1,104,006 | |
| U.S. TRUSTEE QUARTERLY FEES | $0 | $0 | | $0 | |
| COURT COSTS | $0 | $0 | | $0 | |
| **TOTAL DISBURSEMENTS** | **$430,635** | **$430,635** | | **$10,532,670** | |
| | | | | | |
| NET CASH FLOW | **($301,915)** | **($301,915)** | | **$5,372,292** | |
| (RECEIPTS LESS DISBURSEMENTS) | | | | | |
| | | | | | |
| **CASH - END OF MONTH (Note 1)** | **$6,747,776** | **$6,747,776** | | **$6,747,776** | |

Note 1: CASH - END OF MONTH: Now includes $731 of petty cash, $15K in SVB Cash Collateral Account ending in x2475 and $4,055 in SVB Cash Collateral Account x6339. Also includes $59,056.59 balance and transactions from Dextera GmbH (German Subsidiary of Dex Liquidating Co.)

Note 2: Administrative Disbursements includes post-petition payments and transfers related to international operations, including the catch-up of monthly administrative service invoices for the period from the petition date to June 30, 2018. These items were for the benefit of the bankruptcy estate and either maximized the value of the Debtor's assets (e.g., A/R collections directly to the Debtor), minimized potential future liabilities (e.g., mitigated indemnification escrow claims), or were required to fulfill bankruptcy and/or SEC reporting requirements.

Note 3: Cash Adjustment is a true-up of the MOR ending cash balance after the accounting system migration and further reconciliation. The source of this adjustment is believed to be stale checks in float, currency exchange rates, petty cash and other true-ups required after the accounting system migration to simplify operations. This true-up shows a benefit to the estate.

Note 4: TRUE-UP adds petty cash plus the other collateral and EUR currency bank accounts to the MOR for more complete and consolidated reporting.

**THE FOLLOWING SECTION MUST BE COMPLETED**

| DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN) | |
|---|---|
| TOTAL DISBURSEMENTS | $430,635 |
| LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS | $0.00 |
| PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) | $0.00 |
| TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES | $ 430,635 |

**MOR-1(b): Bank Account Balances**
(See attached)

| Last 4 Digits of Account Number | Description | Balance as of 6/30/2018 |
|---|---|---|
| 2687 | SVB Cash - Checking Account | $ 6,691,471.63 |
| 5085 | SVB Cash - Money Market | $ - |
| 4161 | Unicredit Cash - GmbH Checking | $ 59,056.59 |
| 0222 | SVB Cash DEPOSITS ONLY | $ - |
| N.A. | Petty Cash (estimated) | $ 731.00 |
| 6339 | SVB Credit Card Collateral MMA | $ 4,055.55 |
| 2475 | SVB CD - Collateral MMA | $ 15,000.00 |
| | | **$ 6,770,314.77** |

Account x4161 is a EUR currency account. Above, it has been converted to USD.

**MOR-1(c): Schedule of Professional Fees and Expenses Paid**

(See attached)

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc. )
Debtor

Case No. 17-12913 (KJC)
**Reporting Period:** June 1, 2018 – June 30, 2018

## SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

| Payee | Period Covered | Amount Approved | Payor | Wire Transfer | | Amount Paid | | Year-To-Date | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | Number | Date | Fees | Expenses | Fees | Expenses |
| Cooley | Dec 11, 2018 - March 31, 2018 | 28,388.85 | Dex Liquidating Co. | ACH | 6/15/18 | $20,516.40 | $743.36 | $227,628.00 | $5,904.67 |
| Saul Ewing LLP | Dec 11, 2018 - March 31, 2018 | 161,222.40 | Dex Liquidating Co. | ACH | 6/4/2018 & 6/29/18 | $136,034.40 | $1,110.70 | $285,584.88 | $2,092.50 |
| Arch & Beam Global, LLC | March 2018 to June 2018 | 48,733.12 | Dex Liquidating Co. | ACH | 6/30/18 | $46,382.81 | $350.31 | $102,094.31 | $601.68 |
| Altum Partners | March 2018 to April 2018 | 26096.5 | Dex Liquidating Co. | ACH | 6/18/18 | $20,237.20 | $800.00 | $20,237.20 | $800.00 |
| Omni Management | March 2018 to April 2018 | 20,725.73 | Dex Liquidating Co. | ACH | 6/20/18 | $11,853.68 | $8,872.05 | $11,853.68 | $8,872.05 |

**MOR-2: Statement of Operations**
(See attached)

# Dex Liquidating Co.
## Profit and Loss
June 2018

| | | Total |
|---|---|---|
| **Income** | | |
| **Total Income** | | |
| **Gross Profit** | $ | **0.00** |
| **Expenses** | | |
| 6000 Selling, general and administrative | | 0.00 |
| 6050 Employee Benefits Programs | | 5,683.00 |
| 6110 Repair & Maintenance | | 715.00 |
| 6130 Salaries/Commissions/Fees | | 9,674.06 |
| 6140 Supplies & Materials | | 3,050.00 |
| 6150 Taxes - Payroll | | -2,513.75 |
| 6165 Sales Tax | | -21,912.50 |
| 6170 Taxes Paid | | -18.03 |
| 6200 Other SG&A Expense | | 0.00 |
| 6205 Regulatory Services and Filings | | 7,453.60 |
| 6210 Office/General Administrative Expenses | | 11,830.81 |
| 6220 Shipping, Freight & Delivery | | 570.25 |
| 6225 Contractor Fees & Expenses | | 17,603.89 |
| 6230 Bank Charges & Fees | | 335.52 |
| Total 6000 Selling, general and administrative | $ | **32,471.85** |
| 8010 International Administrative Services | | 44,783.48 |
| **Total Expenses** | $ | **77,255.33** |
| **Net Operating Income** | -$ | **77,255.33** |
| **Other Income** | | |
| 9000 Interest Income | | 0.95 |
| **Total Other Income** | $ | **0.95** |
| **Other Expenses** | | |
| 7000 Reorganization Expenses | | |
| 7010 Professional Fees | | 227,802.02 |
| Total 7000 Reorganization Expenses | $ | **227,802.02** |
| **Total Other Expenses** | $ | **227,802.02** |
| **Net Other Income** | -$ | **227,801.07** |
| **Net Income** | -$ | **305,056.40** |

Account 8010 International Administrative Services includes post-petition accrued expenses related to international operations, including the catch-up of monthly administrative service invoices for the period from the petition date to June 30, 2018. These items were for the benefit of the bankruptcy estate and either maximized the value of the Debtor's assets (e.g., A/R collections directly to the Debtor), minimized potential future liabilities (e.g., mitigated indemnification escrow claims), or were required to fulfill bankruptcy and/or SEC reporting requirements.

**MOR-3: Balance Sheet**
(See attached)

# Dex Liquidating Co.

## BALANCE SHEET

As of June 30, 2018

| | TOTAL |
|---|---|
| ASSETS | |
| Current Assets | |
| Bank Accounts | |
| 1000 Cash Unrestricted | 6,728,720.70 |
| 1010 Restricted Cash | 19,055.55 |
| **Total Bank Accounts** | **$6,747,776.25** |
| Accounts Receivable | |
| 1200 Accounts Receivable (A/R) | 78,008.25 |
| **Total Accounts Receivable** | **$78,008.25** |
| Other Current Assets | $476,221.47 |
| **Total Current Assets** | **$7,302,005.97** |
| Other Assets | $2,000,000.00 |
| **TOTAL ASSETS** | **$9,302,005.97** |
| LIABILITIES AND EQUITY | |
| Liabilities | |
| Current Liabilities | |
| Accounts Payable | |
| 2020 Pre Petition Accounts Payable (A/P) | 603,000.00 |
| 2030 Post Petition Accounts Payable (A/P) | 383,526.23 |
| **Total Accounts Payable** | **$986,526.23** |
| Credit Cards | $922.38 |
| Other Current Liabilities | |
| 2110 Accrued Compensation | 1,126,247.65 |
| 2120 Accrued Liabilities | 426,383.96 |
| 2310 Warrant liabilities | 1,700,000.00 |
| **Total Other Current Liabilities** | **$3,252,631.61** |
| **Total Current Liabilities** | **$4,240,080.22** |
| Long-Term Liabilities | |
| 2400 Accrued Liabilities- LT | 27,355.00 |
| **Total Long-Term Liabilities** | **$27,355.00** |
| **Total Liabilities** | **$4,267,435.22** |
| Equity | $5,034,570.75 |
| **TOTAL LIABILITIES AND EQUITY** | **$9,302,005.97** |

**MOR-4: Summary of Unpaid Post-Petition Debts**
(See attached)

# Dex Liquidating Co.
## A/P Aging Summary
As of June 30, 2018

| | Current | 1 - 30 | 31 - 60 | 61 - 90 | 91 and over | Total |
|---|---|---|---|---|---|---|
| TOTAL | $ 48,382.81 | $ 206,475.30 | $ 34,978.09 | $ 39,055.06 | $ 54,634.97 | $ 383,526.23 |

Thursday, Jul 12, 2018 01:32:44 PM GMT-7

**MOR-5: Accounts Receivable Aging and Debtor Questionnaire**
(See attached)

# Dex Liquidating Co.
## A/R Aging Summary
As of June 30, 2018

| | Current | 1 - 30 | 31 - 60 | 61 - 90 | 91 and over | Total |
|---|---|---|---|---|---|---|
| TOTAL | $ 0.00 | $ 0.00 | $ 0.00 | -$ 60,440.27 | $ 138,448.52 | $ 78,008.25 |

## DEBTOR QUESTIONNAIRE

| Must be completed each month | Yes | No |
|---|---|---|
| 1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. | | X |
| 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. | | X |
| 3. Have all postpetition tax returns been timely filed? If no, provide an explanation below. | X | |
| 4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. | X | |
| 5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. | | X |

Note 2: Dextera EUR currency account at Dextera GmbH (wholly owned subsidiary) transactions and balances are consolidated on this MOR as other USD bank accounts.